AgriFORCE

Division of AgriFORCE Investments Inc.
West Pender Management Co.

April 22, 2021
Pharmhaus LLC
988 Stearns Drive, #3

Los Angeles, CA 90048

Attention: Mr. Hans Karl Dubec, Ms. Tami Hoeflich

RE: Termination of the Services Agreement dated August 13, 2019

Please note that we are terminating the services agreement between West Pender Management Co. and Pharmhaus LLC, effective April 22, 2021. PharmHaus required additional financing in order to achieve its business plan and objectives and in order to perform its contractual obligations under the Company's services agreement with PharmHaus. There was no assurance that PharmHaus would be able to obtain such funding. We are now aware that PharmHaus has been unable to secure the necessary funding to maintain as a going concern. Moreover, the Company's focus on food and pharma applications of its intellectual property as well as acquisition opportunities outside of the cannabis market militate in favor of the Company terminating this service agreement with PharmHaus. Finally, PharmHaus inability to demonstrate that it is a going concern requires that AgriFORCE terminate this service agreement.

Sincerely,

Richard Wong

RDW

Richard Wong, Chief Financial Officer
West Pender Management Co.

Charles Dubec

Hans Karl Dubec

Hans Karl Dubec, Managing Member
Pharmhaus LLC

Tami Hofelich

Tami Hofelich

Tami Hofelich, Member
Pharmhaus LLC

Division of AgriFORCE Investments Inc.
AGI IP Co.

April 22, 2021

Pharmhaus LLC
988 Stearns Drive, #3
Los Angeles, CA 90048

Attention: Mr. Hans Karl Dubec, Ms. Tami Hoeflich

RE: Termination of the Intellectual Property Licensing Agreement dated August 13, 2019

Please note that we are terminating the licensing agreement between AGI IP Co. and Pharmhaus LLC, effective April 22, 2021. PharmHaus required additional financing to achieve its business plan and objectives and in order to perform its contractual obligations under the Company's licensing agreement with PharmHaus. There was no assurance that PharmHaus would be able to obtain such funding. We are now aware that PharmHaus has been unable to secure the necessary funding to maintain as a going concern. Moreover, the Company's focus on food and pharma applications of its intellectual property as well as acquisition opportunities outside of the cannabis market militate in favor of the Company terminating this licensing agreement with PharmHaus. Finally, PharmHaus inability to demonstrate that it is a going concern requires that AgriFORCE terminate this licensing agreement.

Sincerely,

Richard Wong

[signature]

Richard Wong. Chief Financial Officer
AGI IP Co.

Charles Dubec

Hans Karl Dubec

Hans Karl Dubec, Managing Member
Pharmhaus LLC

Tami Hofelich

Tami Hofelich

AgriFORCE

Division of AgriFORCE Investments Inc.
AGI IP Co.

Tami Hofelich, Member
Pharmhaus LLC

1055 West Georgia Street, Suite 1500, Vancouver, BC, V6E 4N7

AgriFORCE

Division of AgriFORCE Investments Inc.
West Pender Holdings Inc.

April 22, 2021

Pharmhaus LLC
988 Stearns Drive, #3
Los Angeles, CA 90048

Attention: Mr. Hans Karl Dubec, Ms. Tami Hoeflich

RE: Termination of the Cultivation Lease dated August 13, 2019

Please note that we are terminating the lease agreement between West Pender Holdings Inc. and Pharmhaus LLC, effective April 22, 2021. Initially, PharmHaus required additional financing in order to achieve its business plan and objectives and in order to perform its contractual obligations under the Company's lease with PharmHaus. There was no assurance that PharmHaus would be able to obtain such funding. We are now aware that PharmHaus has been unable to secure the necessary funding to maintain as a going concern. Moreover, the Company's focus on food and pharma applications of its intellectual property as well as acquisition opportunities outside of the cannabis market militate in favor of the Company terminating this lease with PharmHaus. Finally, PharmHaus inability to demonstrate that it is a going concern requires that AgriFORCE terminate this lease to find a more suitable tenant.

Sincerely,

Richard Wong

[signature]

Richard Wong. Chief Financial Officer
West Pender Holdings Inc.

Charles Dubec

Hans Karl Dubec

Hans Karl Dubec, Managing Member
Pharmhaus LLC

Tami Hofelich

Tami Hofelich

Tami Hofelich, Member
Pharmhaus LLC